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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported) August 16, 2002
                                           ---------------

                                   Ontro, Inc.
                                   -----------
             (Exact name of registrant as specified in its chapter)

         California                    001-13639                 33-0638356
         ----------                    ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation                File Number)           Identification No.)

                   13250 Gregg Street
                        Poway, CA                                   92064
        (Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code 858-486-7200
                                                   ------------

                                       n/a
                                       ---
          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

                                       1

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ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

         n/a

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

         n/a

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

         n/a

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         n/a

ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE.

         Ontro Inc. ("Ontro") reported that Mir Saied Kashani, has resigned his position as a Company director. As disclosed in the attached press release as exhibit 99.2, Mr. Kashani is the U.S. agent for Ontro's largest shareholder, Aura ("Pvt.")Ltd.


ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         n/a

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         n/a

ITEM 8. CHANGE IN FISCAL YEAR.

         n/a

ITEM 9. REGULATION FD DISCLOSURE.

         n/a

                                       2
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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                            Ontro, Inc.
                                                     a California corporation

                                                       /s/James A. Scudder
                                                       -----------------------
                                                       James A. Scudder
Date August 16, 2002                                   Chief Executive Officer

                                       3
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                                  EXHIBIT INDEX

Exhibit           Description

99.2              Press release dated August 15, 2002